Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, I, Donald Bassell, Chief Financial Officer of ARKO Corp. (the “Company”), hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2021	/s/ Donald Bassell
Donald Bassell
Chief Financial Officer